UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2025
GRI BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
2223 Avenida de la Playa, #208
La Jolla, CA 92037
(Address of principal executive offices and zip code)
(619) 400-1170
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On August 13, 2025, at 11:00 a.m. Eastern Time, GRI Bio, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) virtually at www.virtualshareholdermeeting.com/GRI2025. The Company’s stockholders voted to approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan (the “Plan”), increasing the number of shares of common stock reserved for issuance thereunder by 400,000 shares.
The Plan is described in further detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on July 11, 2025 (the “Proxy Statement”), as amended and supplemented to date, which description is incorporated herein by reference. The complete text of the Plan is set forth in Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
The information set forth in Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference. Of the Company’s 2,496,800 shares of common stock issued and outstanding and eligible to vote as of the record date of July 8, 2025, a quorum of 1,090,373 shares, or approximately 43.67% of the eligible shares, was present in person or represented by proxy at the Annual Meeting. Each of the matters set forth below is described in detail in the Company’s Proxy Statement. The following actions were taken at the Annual Meeting:

Proposal 1
Election of the following nominees to the Company's Board of Directors, each to serve as Class II directors until the Company’s 2028 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Roelof Rongen	63,031	3,068	331	1,023,943
Camilla V. Simpson, M.Sc	63,581	2,519	330	1,023,943
Proposal 2
Ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,072,167	16,553	1,653	—
Proposal 3
Approval of an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan to increase the aggregate number of shares of common stock available for issuance thereunder by 400,000.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
48,362	17,889	179	1,023,943
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1#	GRI Bio, Inc. Amended and Restated 2018 Equity Incentive Plan, as Amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
# Management compensation contract or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2025	GRI BIO, INC.
	By:	/s/ Leanne Kelly
	Name:	Leanne Kelly
	Title:	Chief Financial Officer